Exhibit 10.10

FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT

AND LIMITED CONSENT

This FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT AND LIMITED CONSENT (this “Agreement’’) is entered into as of February 13, 2017, between Bank of America, N.A., a national banking association (together with its successors and assigns, “Lender”) and L.A.R.K. Industries, Inc., a California corporation (“Borrower”).

RECITALS

WHEREAS, Borrower and Lender are parties to that certain Loan and Security Agreement dated as of September 3, 2014 (as amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”; capitalized terms used in these Recitals and not otherwise defined herein shall have the meaning set forth in the Loan Agreement);

WHEREAS, Borrower has requested that Lender (a) consent to (i) the incurrence of additional Term Debt on the First Amendment Effective Date (defined below) in an aggregate amount not to exceed $11,500,000 (the “Add-On Term Loans”) and (ii) a one-time Distribution by Borrower on the First Amendment Effective Date to certain shareholders in an amount not to exceed $21,500,000, with the proceeds of the Add-On Term Loans and cash on hand (collectively, the “Specified Transactions”), and (b) make certain other modifications to the Loan Agreement in connection with the Specified Transaction;

WHEREAS, Lender is willing to consent to the Specified Transaction and has agreed to make certain modifications to the Loan Agreement, in each case, on the terms and subject to the conditions set forth herein;

NOW THEREFORE, in consideration of the matters set forth in the recitals and the covenants and provisions herein set forth, and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

AGREEMENT

Section 1. Definitions. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Loan Agreement (as amended hereby).

Section 2. Amendments. Effective as of the First Amendment Effective Date, the Loan Agreement is hereby amended as follows:

2.1 Amendment to Section 1.1- New Definitions The following new definitions are hereby added to Section 1.1 of the Loan Agreement in proper alphabetic order to provide as follows:

“First Amendment Effective Date: February 13, 2017.”

“First Amendment Effective Date Dividend: the one-time Distribution made by Borrower on the First Amendment Effective Date to certain shareholders in an aggregate amount not to exceed $21,500,000, with the proceeds of the Add-On Term Loans and cash on hand.”

2.2 Amendment to Section 1.1- Amended and Restated Definitions. The following definitions set forth in Section 1.1 of the Loan Agreement are hereby amended and restated in their entirety to provide as follows (the underlined text reflects the amended portion):

“Excess Cash Flow: as defined in the Term Debt Credit Agreement as in effect on the First Amendment Effective Date.”

“Federal Funds Rate: the weighted average of interest rates on overnight federal funds transactions with members of the Federal Reserve System on the applicable Business Day (or on the preceding Business Day, if the applicable day is not a Business Day), as published by the Federal Reserve Bank of New York on the next Business Day; or (b) if no such rate is published on the next Business Day, the average rate (rounded up, if necessary, to the nearest 1/8 of 1%) charged to Lender on the applicable day on such transactions, as determined by Lender.”

“Fixed Charge Coverage Ratio: the ratio, as of any date of determination and determined on a consolidated basis for Borrower and Subsidiaries, of (a) EBITDA minus Capital Expenditures (except (i) Capital Expenditures financed with Borrowed Money (other than Revolver Loans) and (ii) Capital Expenditures in connection with the ERP system upgrade incurred on or before December 31, 2018 in an aggregate amount not to exceed $1,200,000) paid in cash minus cash taxes paid minus Distributions made by Borrower (other than the Closing Date Dividend, the Recapitalization Dividend and the First Amendment Effective Date Dividend), to (b) Fixed Charges.”

“LIBOR: for any Interest Period, the per annum rate of interest (rounded up to the nearest 1/8th of 1%) determined by Lender at or about 11:00 a.m. (London time) two Business Days prior to the commencement of such interest period, for a term equivalent to such interest period, equal to the London Interbank Offered Rate, or comparable or successor rate approved by Lender, as published on the applicable Reuters screen page (or other commercially available source designated by Lender from time to time); provided, that if the foregoing rate is not available, then any comparable or successor rate shall be applied by Lender, if administratively feasible, in a manner consistent with market practice; provided further, that in no event shall LIBOR be less than zero.”

2.3 Amendment to Section 1.1- Amendment to the Definition of “Permitted Distributions”. The definition of “Permitted Distribution” set forth in Section 1.1 of the Loan Agreement is hereby amended by (a) replacing the word “and” at the end of clause (f) thereof with the punctuation mark “,”; (b) deleting the punctuation mark “.” at the end of clause (g) thereof and replacing it with “and” and (c) adding a new clause (h) thereof to provide in its entirety as follows:

“(h) the First Amendment Effective Date Dividend.”

2.4 Amendment to 9.2.8(b)(i). Section 9.2.8(b)(i) of the Loan Agreement is hereby amended by deleting the parenthetical that reads “(as defined in the Term Debt Credit Agreement)” therein.

2.5 Amendment Section 11. Section 11 of the Loan Agreement is hereby amended by adding a new Section 11.20 thereto to provide in its entirety as follows:

“Section 11.20. Judicial Reference. If any action, litigation or proceeding relating to any Obligations or Loan Documents is filed in a court sitting in or applying the laws of California, the court shall, and is hereby directed to, make a general reference pursuant to Cal. Civ. Proc. Code §638 to a referee (who shall be an active or retired judge) to hear and determine all issues in the case (whether fact or law) and to report a statement of decision. Nothing in this Section shall limit any right of Agent or any other Secured Party or Borrower to exercise self-help remedies, such as setoff, foreclosure or sale of Collateral, or to obtain provisional or ancillary remedies from a court of competent jurisdiction before, during or after any judicial reference. The exercise of a remedy does not waive the right of any party to require judicial reference.”

Section 3. Limited Consent. Subject to the satisfaction of the terms and conditions herein (including Section 5 hereof), Lender hereby consents to the Specified Transaction. The consent set forth in this Section 3 is limited to those items specifically referenced herein. Except as specifically set forth in this Section 3, nothing contained in this Agreement or any other communication between Lender and the Borrower shall be a waiver of any past, present or future violation, Default or Event of Default of the Borrower under the Loan Agreement or any Loan Document.

Section 4. Representations and Warranties. Borrower hereby represents and warrants to Lender that the following are true and correct as of the First Amendment Effective Date:

4.1 Continuation of Representations and Warranties. After giving effect to this Agreement, the representations and warranties made by Borrower and contained in Section 8 of the Loan Agreement are true and correct in all material respects (except to the extent any such representation and warranty itself is qualified by “material”, “Material Adverse Effect” or similar qualifier, in which case it shall be true and correct in all respects) as of the date hereof (except to the extent stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date).

4.2 No Existing Default. After giving effect to this Agreement and the Specified Transaction, no Default or Event of Default exists on the date hereof.

4.3 Authorization: No Conflict. Borrower is duly authorized to execute and deliver this Agreement. The execution, delivery and performance by Borrower of this Agreement has been duly authorized by all necessary action, and does not (a) require any consent or approval of any holders of Equity Interests of Borrower and its Subsidiaries, except those already obtained; (b) contravene the Organic Documents of Borrower and its Subsidiaries; (c) violate or cause a default under any applicable law or Material Contract; or (d) result in or require the imposition of a Lien (other than Permitted Liens) on Borrower’s Property.

4.4 Solvency. Both immediately before and after giving effect to this Agreement and the Specified Transaction, the Borrower and its Subsidiaries (taken as a whole) are Solvent.

Section 5. Conditions Precedent. This Agreement shall be effective as of the date first set forth above, subject to the satisfaction of the following conditions precedent (the date of such satisfaction being the “First Amendment Effective Date”):

5.1 Execution and Delivery. Borrower shall have executed and delivered to Lender this Agreement.

5.2 Amendment to Term Debt Intercreditor Agreement. Lender shall have received an amendment to the Term Debt Intercreditor Agreement, in form and substance satisfactory to Lender in its Permitted Discretion and duly executed by the parties named therein.

5.3 Amendment to Term Debt Credit Agreement. Lender shall have received (i) an amendment and consent to the Term Debt Credit Agreement, in form and substance satisfactory to Lender in its Permitted Discretion and duly executed by the parties named therein (the “Term Credit Agreement Amendment”), and such Term Credit Agreement Amendment shall be in full force and effect on the date hereof and (ii) evidence that Borrower has received the proceeds of the Add-On Term Loans.

5.4 No Defaults. After giving effect to this Agreement, no Default or Event of Default under the Loan Agreement shall have occurred and be continuing or will result from the Specified Transaction.

5.5 Representations and Warranties. The representations and warranties set forth in Section 3 hereof are true and correct in all material respects (without duplication of any materiality qualifier).

5.6 Officer’s Certificate. Lender shall have received a certificate of a duly authorized officer of Borrower certifying (A) the representations and warranties of Borrower and the other Obligors set forth in this Agreement and the other Loan Documents are true and correct in all material respects (except to the extent any such representation and warranty itself is qualified by “material”, “Material Adverse Effect” or similar qualifier, in which case it shall be true and correct in all respects) as of the date hereof (except to the extent stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date), (B) that both immediately before and after giving effect to this Agreement and the Specified Transaction, the Borrower and its Subsidiaries (taken as a whole) are Solvent.and (C) after giving effect to this Agreement, the Specified Transaction on the date hereof and the payment of all fees and expenses in connection therewith, no Default or Event of Default exists.

5.7 Payment of Fees and Attorney Costs. Borrower shall have paid to Lender all reasonable and documented out-of-pocket costs and expenses of Lender incurred by it in connection with the transactions contemplated hereby (including reasonable legal costs and disbursements of Lender in connection with the preparation and negotiation of this Agreement).

Borrower shall be deemed to represent and warrant to Lender that each of the foregoing conditions have been satisfied upon the release of its respective signatures to this Agreement.

Section 6. Miscellaneous.

6.1 Effect of Agreement.

(a) Except as specifically affected by this Agreement, the Loan Agreement and each of the other Loan Documents shall be and remain in full force and effect in accordance with their respective terms and hereby are ratified and confirmed in all respects. The execution, delivery, and performance of this Agreement and the performance of the Loan Agreement (as affected hereby) shall not operate, except as expressly set forth herein, as a waiver of, consent to, or a modification or amendment of, any right, power, or remedy of the Lender under the Loan Agreement or any other Loan Document. The consent set forth herein is limited as specified herein, shall not apply with respect to any facts or occurrences other than those on which the same are based, shall neither excuse future non-compliance with the Loan Documents nor operate as a waiver of any Default or Event of Default, shall not operate as a consent to any further or other matter under the Loan Documents and shall not be construed as an indication that any waiver of covenants or any other provision of the Loan Agreement will be agreed to, it being understood that the granting or denying of any waiver which may hereafter be requested by the Borrower remains in the sole and absolute discretion of the Lender.

(b) Upon and after the effectiveness of this Agreement, each reference in the Loan Agreement to “this Agreement”, “hereunder”, “herein”, “hereof” or words of like import referring to the Loan Agreement, and each reference in the other Loan Documents to “the Loan Agreement”, “thereunder”, “therein”, “thereof” or words of like import referring to the Loan Agreement, shall mean and be a reference to the Loan Agreement (as affected hereby).

(c) To the extent that any of the terms and conditions in any of the Loan Documents shall contradict or be in conflict with any of the terms or conditions of the Loan Agreement (as affected hereby) such terms and conditions are hereby deemed modified accordingly to reflect the terms and conditions of the Loan Agreement (as affected hereby).

6.2 Entire Agreement. This Agreement embodies the entire agreement and understanding among the parties hereto and supersedes all prior or contemporaneous agreements and understandings of such Persons, verbal or written, relating to the subject matter hereof.

6.3 References. Any reference to the Loan Agreement contained in any notice, request, certificate, or other document executed concurrently with or after the execution and delivery of this Agreement shall be deemed to include this Agreement unless the context shall otherwise require. Reference in any of this Agreement, the Loan Agreement or any other Loan Document to the Loan Agreement shall be a reference to the Loan Agreement as amended hereby and as further amended, modified, restated, supplemented or extended from time to time.

6.4 Governing Law. THIS AGREEMENT SHALL BE A CONTRACT MADE UNDER AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ANY CONFLICT OF LAWS PRINCIPLES.

6.5 Forum Selection; Consent to Jurisdiction. BORROWER HEREBY CONSENTS TO THE NON-EXCLUSIVE JURISDICTION OF ANY FEDERAL OR STATE COURT SITTING IN OR WITH JURISDICTION OVER NEW YORK COUNTY, NEW YORK AND THE SOUTHERN DISTRICT OF NEW YORK, IN ANY DISPUTE, ACTION, LITIGATION OR OTHER PROCEEDING RELATING IN ANY WAY TO THIS AGREEMENT, AND AGREES THAT ANY DISPUTE, ACTION, LITIGATION OR OTHER PROCEEDING SHALL BE BROUGHT BY IT SOLELY IN ANY SUCH COURT. BORROWER IRREVOCABLY AND UNCONDITIONALLY WAIVES ALL CLAIMS, OBJECTIONS AND DEFENSES THAT IT MAY HAVE REGARDING ANY SUCH COURT’S PERSONAL OR SUBJECT MATTER JURISDICTION, VENUE OR INCONVENIENT FORUM. EACH PARTY HERETO IRREVOCABLY AND

UNCONDITIONALLY SUBMITS TO THE JURISDICTION OF SUCH COURTS AND CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 13.4.1 OF THE LOAN AGREEMENT. A final judgment in any proceeding of any such court shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or any other manner provided by applicable law.

6.6 Waiver of Jury Trial. EACH OF BORROWER AND LENDER HEREBY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS AGREEMENT AND ANY INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR THEREWITH OR ARISING FROM ANY LENDING RELATIONSHIP EXISTING IN CONNECTION WITH ANY OF THE FOREGOING, AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

6.7 Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law in any jurisdiction, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating any other provision of this Agreement.

6.8 Headings. Article, section and subsection headings in this Agreement are included for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

6.9 Counterparts. This Agreement may be executed in any number of counterparts and by either party hereto on separate counterparts, each of which, when so executed and delivered, shall be an original, but all such counterparts shall together constitute one and the same instrument. Receipt by telecopy or other electronic means, including .pdf of any executed signature page to this Agreement shall constitute effective delivery of such signature page.

6.10 Reaffirmation of Obligations and Ratification. The Borrower hereby restates, ratifies and reaffirms its obligations under the Loan Agreement and each other Loan Document to which it is a party, as modified hereby, all of which are performable in accordance with their respective terms. The Borrower hereby further ratifies and reaffirms the validity and enforceability of all of the Liens and security interests heretofore granted, pursuant to and in connection with the Loan Agreement or any other Loan Document, to the Lender as collateral security for the obligations under the Loan Documents in accordance with their respective terms, and acknowledges that all of such Liens and security interests, and all Collateral heretofore pledged as security for such obligations, continue to be and remain collateral for such obligations from and after the date hereof.

[signature page follows]

The parties hereto have caused this Agreement to be duly executed and delivered by their duly authorized officers as of the date first set forth above.

L.A.R.K. INDUSTRIES, INC.

By:	/s/ Tyrone Johnson
Name: Tyrone Johnson
Title: Chief Executive Officer

BANK OF AMERICA, N.A., as Lender

By:	/s/ Laura Parrish
Name: Laura Parrish
Title: Its Authorized Signatory